THE ADVISORS’ INNER CIRCLE FUND III

Barrow Hanley Credit Opportunities Fund

Barrow Hanley Floating Rate Fund

(the “Funds”)

Supplement dated August 8, 2022

to the

Funds’ Statement of Additional Information (the “SAI”) dated April 12, 2022, as amended

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

Effective immediately, the SAI is hereby amended and supplemented as follows:

In the “The Portfolio Managers” section of the SAI, the table in “Fund Shares Owned by the Portfolio Managers” section is deleted and replaced with the following table:

Name	Dollar Range of Fund Shares Owned[1]
Randolph Wrighton, Jr., CFA	$100,001- $500,000 (Concentrated Emerging Markets ESG Opportunities Fund)
Sherry Zhang, CFA	None
David Feygenson	None
Mark Luchsinger	None
Deborah Petruzzelli	None
Scott McDonald, CFA	None
Justin Martin, CFA	None
Matthew Routh, CFA	None
Erik Olson	None
Nick Losey, CFA	$10,001-$50,000 (Credit Opportunities Fund) $10,001-$50,000 (Floating Rate Fund)
Chet Paipanandiker	$10,001-$50,000 (Credit Opportunities Fund) $10,001-$50,000 (Floating Rate Fund)
Michael Trahan, CFA	None
Mark Giambrone	None
Michael Nayfa, CFA	None
Terry Pelzel, CFA	None

[1]	Valuation date is August 5, 2022.

Please retain this supplement for future reference.

PBH-SK-004-0100